POWERING GROWTH DELIVERING VALUE EEI Financial Conference l November 11-13, 2018 Powering Growth, Delivering Value

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations, and is used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. We present “adjusted gross margin” and “adjusted operations and maintenance” that have been adjusted to exclude costs and offsetting operating revenues associated with renewable energy and demand side management programs. We also present “adjusted income taxes" that shows the impact of tax reform. Adjusted gross margin, adjusted operations and maintenance, and adjusted income taxes are “non-GAAP financial measures,” as defined in accordance with SEC rules. The appendix contains a reconciliation to show the exclusion of costs and offsetting operating revenues associated with renewable energy and demand side management programs, and the impact of tax reform. We believe the information provided in the reconciliation provides investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis, such as tax reform impacts, and exclude the effectsof programs that overstate our gross margin. 2 Powering Growth, Delivering Value

We are a vertically integrated, PINNACLE WEST: regulated electric utility in the WHO WE ARE growing Southwest United States Our Business Our Plants Pinnacle West operates Arizona Public Service (“APS”), APS co-owns and operates power plants in the Southwest, our principal subsidiary with full operational control and responsibility for: Arizona’s largest and FOUR CORNERS CHOLLA longest-serving electric A 2-unit coal-fired A 3-unit coal-fired company, providing power plant power plant affordable and reliable 1,540 MW2 767 MW2 $18B electricity for approximately Consolidated Assets 1.2M customers PALO VERDE The largest nuclear power plant in the U.S. 1 Our Energy Sources 3,990 MW2 Purchased Power - APS shares ownership of Palo Verde with six other Conventional utilities, but maintains sole management 16.9% responsibility for the nation’s largest nuclear plant Nuclear 31.5% Renewables 8.2% Gas/Oil 26 >$1B (Purchased 23.7% Power 6.3% Coal Years as the nation’s Annual budget and largest power managed solely Owned 1.9%) 19.7% producer of any kind by APS 1 APS’s sources of energy by type used to supply energy to native load customers during 2017 3 Powering Growth, Delivering Value 2 Net generation rating; APS owns 29.1% of Palo Verde, 63.0% of Four Corners and 50.5% of Cholla

PINNACLE WEST: We are making clean energy and infrastructure investments to OUR FUTURE support Arizona’s growth Our future includes: • More clean energy • A healthier environment • Palo Verde Generating Station, the largest clean energy producer in the country • Infrastructure to power Arizona’s growth To get there we will: • Continue Arizona’s solar leadership • Invest in battery storage and other clean technologies • Invest in infrastructure to support electric vehicles • Partner with customers to achieve their clean-energy goals We expect 340,000 new customers and a 30% increase in our customer’s energy needs by 2030. 4 Powering Growth, Delivering Value

APS’s vision is to create a SUSTAINABILITY sustainable energy future for Arizona Progress and Achievements Five critical areas of our sustainability efforts  Board of Directors Nuclear and Operating Carbon Management Committee Charter was amended in 2018 • Plan to reduce carbon intensity by 23% over the next 15 years to assign oversight of • MSCI Environmental Sustainability and Governance A rating1 sustainability initiatives Energy Innovation and strategy • More than 1,300 MW of installed solar capacity • Plan to add over 500 MW of energy storage in next 15 years  We continue to be Safety & Security recognized for our sustainability leadership • Nearly 70% reduction in OSHA recordable injuries over past 10 years • Remain top decile for safety performance in U.S. electric utilities industry Water Resources  Obtained a “Leadership” • 14% reduction in groundwater use since 2014 rating from CDP for • 20 billion gallons of water recycled each year to cool Palo Verde climate change and water management — one of People only two U.S. utilities to • Average employee tenure of 13 years due to strong talent strategy earn the highest rating • More than 20% of our employees are veterans in both categories 1 As of October 27, 2017 5 Powering Growth, Delivering Value

Clean energy plays an important CLEAN ENERGY role in meeting Arizona’s energy needs today Looking ahead to Arizona’s growing population and expanding economic activity, APS continues supporting resources and technology to ensure our energy is clean, reliable and affordable for all Arizonans The Palo Verde Generating Station provides more than 70% of Arizona’s carbon-free Today, we serve customers with energy and uses recycled an energy mix that is 50% clean Our 10 grid-scale solar plants wastewater to cool the plant are powered by more than 1 million solar panels We are accomplishing this through innovative customer programs, next-generation energy efficiency programs, energy storage, the APS Solar Partner and APS Solar Communities programs and microgrids 6 Powering Growth, Delivering Value

We are leading the solar-plus- battery-storage effort, STORAGE PROJECTS advancing innovation and conducting ground-breaking research 2018 Battery Storage RFP • Up to 106 MW located on APS solar plant sites • Utility owned • Anticipated in-service by June 2020 Punkin Center Battery Storage Project • 2 MW/8 MWH lithium ion battery • Placed in service March 2018 • Deferred the rebuild of around 20 miles of 21 kV distribution line for approximately 5-10 years • Acts as generating capacity to the system • Helps regulate the voltage on the feeder APS, First Solar Battery Storage Project • 50 MW battery energy storage; 65 MW solar • 15-year power purchase agreement • Anticipated in-service 2021 • APS will be able to store power and deliver energy during peak hours (3-8 p.m.) 7 Powering Growth, Delivering Value

RENEWABLE RESOURCES APS Solar Portfolio* APS currently has 1,683 MW of renewable resources: Owned PPA 239 MW 310 MW • Solar* 1,364 MW • Wind 289 MW DG 815 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 25 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3MW * As of 9/30/18 as reported in the Third Quarter 2018 Form 10-Q – with additional 110 MW under development 8 Powering Growth, Delivering Value

CUSTOMER Introduced more programs that benefit both customers PROGRAMS and the Company Smart Thermostats with Demand Response and Pre-Cooling Customer Benefits • Bill credit of $25/year in exchange for demand response APS Benefits • Partner with customers to reduce system load during peak periods Behind the Meter Battery Systems Customer Benefits • Receive battery and one-time incentive of $500 in exchange for joint use of the battery APS Benefits • APS will own, operate, and maintain the battery systems • Batteries will help integrate solar resources • Utilize battery storage as a load-balancing mechanism during peak hours Residential Grid-Interactive Water Heaters Customer Benefits • Bill savings opportunities • Customers receive free heat pump water heaters APS Benefits • APS operates water heaters when energy is abundant avoiding peak periods • Innovative load management initiative 9 Powering Growth, Delivering Value

DEMAND SIDE 2018 DSM Plan shifts the focus to align with APS’s changing MANAGEMENT (DSM) resource needs School Bus Electrification • Pilot program to electrify school buses that can charge in the middle of the day Managed EV Charging Program • Fleet, workplace and multifamily charging infrastructure • Utility controlled providing additional demand response Reverse Demand Response Pilot • Customers take advantage of negative pricing events ELECTRIC Energy Storage Initiative Expansion VEHICLE • Focus on C&I energy storage and control FLEET 2018 DSM Plan introduces new high value pilot programs to utilize the mid-day overproduction of energy 10 Powering Growth, Delivering Value

Residential DG (MWdc) Annual Additions 150 133 97 RESIDENTIAL PV 74 57 44 51 1 22 APPLICATIONS 10 18 2009 2012 2014 2016 2018 YTD 4,000 3718 3432 3,500 3,000 2464 2,500 2143 2330 1944 2,000 1818 1561 2033 1602 1426 1413 1442 1434 1,500 1267 1291 1366 1283 1364 1442 1153 1001 1230 953 1157 1349 1,000 808 1158 1189 1168 789 954 1057 1141 1002 1077 759 832 500 680 715 629 614 538 484 321 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 Applications 2016 Applications 2017 Applications 2018 Applications 1 Monthly data equals applications received minus cancelled applications. As of September 30, 2018, approximately 83,100 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 661 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. 11 Powering Growth, Delivering Value

Distributed generation is changing THE “DUCK CURVE” the load shape of the grid Current Spring Day Spring Day 2022 Excess renewables create over-generation … and potentially for nuclear generation in challenges … the future 5,000 5,000 4,500 4,500 4,000 4,000 3,500 3,500 3,000 3,000 2,500 2,500 2,000 2,000 Generation Minimum Output Generation 1,500 Minimum Output 1,500 1,000 1,000 Nuclear Output Nuclear Output 500 Over- 500 Over- Generation Generation - - 1 3 5 7 9 11 13 15 17 19 21 23 1 3 5 7 9 11131517192123 Hour Hour 12 Powering Growth, Delivering Value

ECONOMIC Arizona’s focus on economic development continues to support DEVELOPMENT growth in the state 2017 APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 21 new companies to the state, adding an estimated: • 39.8 MW • 4,300 new jobs • $659.9M in capital investment • Notable corporations include UPS, Ball Corporation, Aldi and Chewy.com 2018 Year to date in 2018, APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 14 new companies to the state, adding an estimated: • 40 MW • 3,500 new jobs • $1.2B in capital investment • Notable corporations include Anderson Windows, Nikola Motors and Seattle Box Company Governor Ducey approves budget for the Arizona Commerce Authority • Supports business expansion and attraction efforts, workforce development and job training, and tax credit administration 13 Powering Growth, Delivering Value

ECONOMIC Arizona and Metro Phoenix remain attractive places to INDICATORS live and do business Year over Year Employment Growth U.S. Phoenix 5.0% Maricopa County ranked #1 in U.S. for 4.0% population growth for second straight year 3.0% - U.S. Census Bureau March 2018 2.0% Arizona is a top 5 state in personal 1.0% income growth 0.0% - U.S. Bureau of Economic Analysis March 2018 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Above-average job growth in tourism, Single Family & Multifamily Housing Permits health care, manufacturing, financial Maricopa County services, and construction Single Family Multifamily Projected 40,000 2017 housing construction at highest 30,000 level since 2007 20,000 Arizona #1 state in the country in 2017 for in-bound moves 10,000 - North American Moving Services January 2018 0 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18E 14 Powering Growth, Delivering Value

APPENDIX Powering Growth, Delivering Value

SENIOR MANAGEMENT TEAM

Our management team has more than 100 combined years of creating shareholder value in the energy industry

Don Brandt
Chairman of the Board, President and Chief Executive Officer, Pinnacle West & APS



- Joined Pinnacle West in 2002 from Ameren
- Elected to Pinnacle West Board and named Chairman, CEO in 2009
- Recognized industry leader with 30+ years in the nuclear and energy industries
- Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute

Jim Hatfield
Executive Vice President and Chief Financial Officer, Pinnacle West & APS



- Joined as SVP and CFO in 2008 from OGE Energy Corp.
- Responsible for corporate functions including finance, investor relations, and risk management
- 38+ years of financial experience in the utility and energy business

We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment

Daniel Froetscher
Executive Vice President of Operations, APS



- Joined APS in 1980
- Appointed EVP of Operations, February 2018
- Responsible for overseeing T&D, fossil generation, resource management, sustainability, supply chain, security and customer service
- Significant leadership and industry experience

Jeff Guldner
Executive Vice President, Public Policy, Pinnacle West & APS



- Joined APS in 2004 from Snell & Wilmer
- Promoted to EVP in 2017
- Responsible for overseeing regulatory and government affairs and legal activities
- Significant experience in public utility and energy law and regulation

Bob Bement
Executive Vice President and Chief Nuclear Officer, APS



- Joined APS in 2007 from Arkansas Nuclear One
- Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016
- Responsible for all nuclear-related activities associated with Palo Verde
- Seasoned nuclear industry expert serving on several industry committees

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2018 EPS GUIDANCE

Key Factors & Assumptions as of November 8, 2018

	2018
Adjusted gross margin[1,2] (operating revenues, net of fuel and purchased power expenses)	**$2.47 – $2.52 billion**
• Retail customer growth about 1.5–2.5%	
• Weather-normalized retail electricity sales volume about 0-1% higher compared to prior year	
• Actual weather through October[1]; normal weather patterns remainder of year	
Adjusted operating and maintenance (O&M)[2]	**$905 – $925 million**
Other operating expenses (depreciation and amortization, Four Corners SCRs and Ocotillo deferrals, taxes other than income taxes, and other miscellaneous expenses)	**$790 – $810 million**
Other income (pension and other post-retirement non-service credits, other income and other expense)	**$50 – $60 million**
Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $75 million)	**$165 – $175 million**
Net income attributable to noncontrolling interests	**$20 million**
Effective tax rate	**20%**
Average diluted common shares outstanding	**~113 million**
EPS Guidance	***$4.35 - $4.55***

[1] We expect October weather to negatively impact full-year 2018 earnings by approximately $0.10 to $0.15 per share.
[2] Excludes O&M of $105 million, and offsetting revenues, associated with renewable energy and demand side management programs.

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Key Factors & Assumptions as of 2019 EPS GUIDANCE November 8, 2018 2019 Adjusted gross margin1 (operating revenues, net of fuel and $2.50 – $2.56 billion purchased power expenses) • Retail customer growth about 1.5–2.5% • Weather-normalized retail electricity sales volume about 0-1% higher compared to prior year • Assumes normal weather Adjusted operating and maintenance (O&M)1 $865 – $885 million Other operating expenses (depreciation and amortization, Ocotillo deferral, and $850 – $870 million taxes other than income taxes) Other income (pension and other post-retirement non-service credits, other income $35 – $45 million and other expense) Interest expense, net of allowance for borrowed and equity funds used during $195 – $205 million construction (Total AFUDC $40 million) Net income attributable to noncontrolling interests $20 million Effective tax rate 10% Average diluted common shares outstanding 113.6 million EPS Guidance $4.75 - $4.95 1 Excludes O&M of $80 million, and offsetting revenues, associated with renewable energy and demand side management programs. 18 Powering Growth, Delivering Value

FINANCIAL OUTLOOK

Key Factors & Assumptions as of November 8, 2018

Gross Margin – Customer and Sales Growth (2018-2020)

Assumption	Impact
Retail customer growth	• Expected to average about 2-3% annually • Strength in Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5–1.5%

Gross Margin – Related to 2017 Rate Review Order

Assumption	Impact
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Ability to recover up to $14 million annually of carrying costs for government-mandated environmental capital expenditures (cumulative per kWh cap rate of $0.00050)
Power Supply Adjustor (PSA)	• 100% recovery • Includes certain environmental chemical costs and third-party battery storage
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Transmission revenue is accrued each month as it is earned
APS Solar Communities	• Additions to flow through RES until next base rate case
Four Corners Units 4 and 5 SCRs	• 2019 step increase

Property Tax Rate Deferral: APS is allowed to defer for future recovery (or credit to customers) the Arizona property tax expense above (or below) the 2015 test year caused by changes to the applicable composite property tax rate.

Outlook Through 2020: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder's Equity for PNW consolidated, weather-normalized)[1]

[1] In 2018, we expect to infuse up to $150 million of equity capital from Pinnacle West into APS.

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Pinnacle West’s indicated annual dividend is $2.95 per share; DIVIDEND GROWTH targeting ~6% annual dividend growth Dividend Growth Goal Indicated Annual Dividend Rate at Year-End $2.95 $2.78 $2.62 $2.50 $2.38 $2.27 $2.18 $2.10 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Targeted Future dividends subject to declaration at Board of Directors’ discretion. 20 Powering Growth, Delivering Value

APS CAPITAL Capital expenditures will support our growing customer base and EXPENDITURES utilization of advanced technology ($ Millions) Other $1,341 $99 $1,211 $1,206 $1,153 Distribution $74 $139 $125 $419 Transmission $467 Clean $518 $598 $174 Generation $137 $147 Environmental1 $151 $193 $201 $167 $80 New Gas $158 2 $119 $149 Generation $235 $30 $13 $43 $168 $84 $108 $115 Traditional Generation 2017 2018 2019 2020 Projected • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $29 million in 2017 and $10 million in 2018. • 2018 – 2020 as disclosed in the Third Quarter 2018 Form 10-Q. 1 Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q2 2018 (Unit 4). 2 Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q2 2019. 21 Powering Growth, Delivering Value

DISTRIBUTION GRID INVESTMENTS

Grid Operations and Investment Projected to be $1.6 billion from 2018-2020

Customer Growth	Grid Modernization	Run and Maintain
Approximately 51% of distribution capex	*Approximately 9% of distribution capex*	*Approximately 40% of distribution capex*

Customer Growth

Reclosers – Supervisory Controlled Switches, Trip Savers
Average annual spend ~ $13M

- Automated switches controlled from the Distribution Operations Center
- Manage load without sending field personnel to manually operate the switch

Monitors – Transformers, Breakers, Bushings
Average annual spend ~ $0.5M

- New technologies such as APS's Transformer Oil Analysis & Notification system leverage advances in communications and sensing to remotely monitor health of transformers, enabling proactive maintenance actions to prevent critical failures and increase reliability

Grid Modernization

Advanced Distribution System Platform
Project in planning phase

- Integrated operational platform
- Increases efficiency and life of distribution system; improves safety and communication; increases ability to manage overall reliability; and enables Distributed Energy Resources

Communications Backhaul
Average annual spend ~ $4M

- Leveraging AMI for distribution automation
- Strategically deploying Fiber for communications backhaul
- Transitioning to Internet Protocol based networks for future growth & scalability

Run and Maintain

Cap Bank Controllers, Substation Regulators, Voltage Management Algorithms
Average annual spend ~ $7M

- Controls regulators and capacitor banks to manage power quality such as power factor and voltage

Sensors – Current, Voltage
Average annual spend ~ $2.5M

- Line sensors to measure & identify fault current, fault location and voltage
- Improves outage restoration time and operations efficiency

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CAPITAL CORPORATION

OPERATIONS & Goal is to keep O&M per kWh flat, MAINTENANCE adjusted for planned outages ($ Millions) $905 - $925 $858 $865 - $885 $848 75 - 85 50 - 60 72 63 830 - 840 776 795 815 - 825 20161 20171 2018E1 2019E PNW Consolidated ex RES/DSM2 Planned Fleet Outages 1 Reclassified to reflect the adoption of the new accounting requirements for presenting pension and other postretirement non-service costs (“Pension & OPEB Presentation”). Increases in O&M due to the Pension & OPEB Presentation change are approximately $20 million in 2016, $25 million in 2017 and $35 million in 2018, which are offset in pension and other postretirement non-service credits on the income statement. See Notes 5 and 13 in the Third Quarter 2018 Form 10-Q for additional information. 2 Excludes RES/DSM of $83 million in 2016, $91 million in 2017, $105 million in 2018E, and $80 million in 2019E. 23 Powering Growth, Delivering Value

2019 PLANNED OUTAGE Coal, Nuclear and Large Gas and SCHEDULE Oil Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in Days Days in Days Four 4 12 Palo Verde 1 30 Palo Verde 344 Corners Four West 5 12 Cholla* 1 16 462 Corners Phoenix Cholla* 1 30 Redhawk* 2 28 Redhawk* 2 29 *Outage duration spans Q1-Q2. Number of days noted per quarter. 24 Powering Growth, Delivering Value

APS’s revenues come from a RATE BASE regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End ACC FERC Generation & Distribution Transmission Rate Base Guidance: 6-7% Average Annual Growth Rate 17% $1.8 83% $1.5 $1.4 ACC FERC Rate Effective Date 8/19/2017 6/1/2018 $9.1 Test Year Ended 12/31/20151 12/31/20171 $6.8 $7.1 Rate Base $6.8B $1.6B Equity Layer 55.8% 53.4% Allowed ROE 10.0% 10.75% 2016 2017 2018 2019 2020 Projected 1 Adjusted to include post test-year plant in rates Rate base $ in billions, rounded 25 Powering Growth, Delivering Value

Tax Cuts and Jobs Act provides TAX REFORM benefits to both our customers and shareholders • TEAM PHASE I: The ACC approved $119 million annual EPS Impacts rate reduction reflecting the lower federal tax rate. • The impact of the lower federal income tax rate is Effective for the March 2018 billing cycle based on our quarterly pre-tax earnings • TEAM PHASE II: Filed in August 2018, returns an • The reduction to customers’ rates through the TEAM is additional $86.5 million in “excess” deferred taxes based on a per kWh sales credit previously collected to ACC customers, beginning January 1, 2019. Currently subject to ACC review EPS Variances APS Retail Customer Savings Q1 Q2 Q3 YTD (in millions) Gross Margin ($0.20) ($0.20) ($0.34) ($0.74) (Rate Refunds) $250 Adjusted Income $200 $0.00 $0.30 $0.48 $0.78 Taxes $150 $100 Rate Base Growth • Higher incremental rate base of $110 million in 2018 $50 and $150 million in 2019 $0 2018 2019 Cash Taxes • Minimal cash tax payments in 2018 and 2019 due to TEAM I TEAM II utilization of existing tax credit carryforwards • Cash taxes trend to normalized level in 2020 after tax • FERC FORMULA: In May 2018, APS received approval credit carryforward balance is fully utilized from FERC to provide for a $57 million annual rate reduction, beginning June 1, 2018 through its wholesale transmission rates 26 Powering Growth, Delivering Value

BALANCE SHEET STRENGTH Credit Ratings2 Long-Term Debt Maturity Schedule • APS Senior Unsecured: A- or equivalent ratings ($Millions) or better at S&P, Moody’s and Fitch $600 • PNW Senior Unsecured: BBB+ or equivalent ratings or better at S&P, Moody’s and Fitch $500 2018 Major Financing Activities • $300 million 30-year 4.20% APS senior unsecured $400 $300 notes issued August 2018 • Expect to issue up to $150 million of registered or $300 $600 bank market debt at PNW • No additional long-term debt expected at APS $200 • 2019 Major Financing Activities $250 $100 • Currently expect up to $950 million of term debt issuance at APS $82 $- 20181 2019 2020 2 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on APS PNW our costs of funds. 1 Maturities paid off in the second quarter of 2018. 27 Powering Growth, Delivering Value

CREDIT RATINGS AND METRICS Pinnacle APS 2015 2016 2017 West Corporate Credit Ratings1 APS Moody’s A2 A3 FFO / Debt 29.7% 26.5% 26.9% S&P A- A- FFO / Interest 5.8x 5.0x 5.2x Debt / Fitch A- A- 45.8% 47.7% 47.3% Capitalization Senior Unsecured1 Pinnacle West Moody’s A2 A3 FFO / Debt 28.9% 25.1% 24.7% S&P A- BBB+ FFO / Interest 5.6x 4.9x 4.8x Debt / Fitch A A- 47.0% 49.0% 50.3% Capitalization Note: Moody’s, Fitch and S&P rate the outlooks for APS and Pinnacle West as Stable. Source: Standard & Poor’s 1We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 28 Powering Growth, Delivering Value

OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Units 6, 7 – Fall 2018 Unit 5 – Late 2017 In-Service Dates Units 3, 4 and 5 – Spring 2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) • Cost deferral from date of commercial • Cost deferral from time of installation operation to the effective date of rates to incorporation of the SCR costs in in next rate case rates using a step increase beginning Accounting Deferral • Includes depreciation, O&M, property in 2019 taxes, and capital carrying charge2 • Includes depreciation, O&M, property taxes, and capital carrying charge2 1 The ACC’s decision is subject to appeals. 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. 29 Powering Growth, Delivering Value

FOUR CORNERS SCR STEP INCREASE

Hearing concluded on September 7, 2018

Key Components of APS's Filed Request

Financial	Cost of Capital	Bill Impact
• Consistent with prior disclosed estimates	• 7.85% Return on Rate Base[1] – Weighted Average Cost of Capital (WACC)	• Rate rider applied as a percentage of base rates for all applicable customers
• $390 million direct costs vs. $400 million[1] contemplated in APS's recent rate case	• 5.13% Return on Deferral[1] – Embedded Cost of Debt	• $67.5 million revenue requirement[2]
• $40 million in indirect costs (overhead, AFUDC)	• 5% Depreciation Rate – 20-year useful life (2038-depreciation study)	• ~2% bill impact
	• 5-year Deferral Amortization	

[1] Based on 2017 Rate Review Order
[2] Arizona Corporation Commission Staff recommended a $58.5 million revenue increase.

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ARIZONA CORPORATION COMMISSION* Terms to January 2019 Terms to January 2021 Tom Justin Bob Boyd Andy Forese (R) Olson (R)*** Burns (R)** Dunn (R) Tobin (R) Chairman Other State Officials ACC Interim Executive Director – Matthew Neubert RUCO Director – David Tenney *2018 Election results pending: Rodney Glassman (R); Justin Olson (R); Sandra Kennedy (D); Kiana Sears (D) **Term limited - elected to four-year terms (limited to two consecutive) ***Governor Doug Ducey appointed Justin Olson to fill the remainder of former Commissioner Doug Little’s term. 31 Powering Growth, Delivering Value

2018 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Lost Fixed Cost Recovery **E-01345A-11-0224**	Filed Feb 15			
Transmission Cost Adjustor **E-01345A-11-0224**		Filed May 15 Implemented Jun 1		
2019 DSM/EE Implementation Plan **E-01345A-18-0105**				Dec: File 2019 Plan
2019 RES Implementation Plan **E-01345A-18-0226**		Jun 12: 2018 RES Plan approved June 29: Filed 2019 Plan		
APS Rate Review/ Four Corners SCR Step Increase **E-01345A-16-0036**	Feb: Customer Transition began	Apr 27: Filed Four Corners SCR Request May 1: Filed Year Two RCP Export Rate	Sep 7: Four Corners SCR Hearing concluded	Oct 1: Year Two RCP Export Rate Implemented
Resource Planning and Procurement **E-00000V-15-0094**	ACC declined to acknowledge Arizona utility's IRPs			
Modification of the Federal Tax Reform Rate Adjustment **AU-00000A-17-0379**	Implemented March 1		Aug: Second filing under TEAM	
Possible Modification to Commission Energy Rules **RU-00000A-18-0284**			Aug: New Docket Opened	
Customer Complaint – Stacey Champion **E-01345A-18-0002**				Oct 1: Hearing Concluded Nov 16: Final Briefs Due

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 8 – May 4			
Elections			Aug 28: Primary	Nov 6: General

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PINNACLE WEST CAPITAL CORPORATION

REGULATORY MECHANISMS

We have achieved a supportive regulatory structure and improvements in cost recovery timing

Mechanism	Adopted / Last Adjusted	Description
Power Supply Adjustor ("PSA")	April 2005 / February 2018	• Recovers variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components
Renewable Energy Surcharge ("RES")	May 2008 / July 2018	• Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustment Clause ("DSMAC")	April 2005 / August 2017	• Recovers costs related to energy efficiency and DSM programs above $20 million in base rates • Provides performance incentive to APS for net benefits achieved • Provides conservation education, rebates and other incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / April 2018	• Allows recovery of certain carrying costs for government-mandated environmental capital projects • Capped at $0.00050/kWh (up to $14 million annually)
Transmission Cost Adjustor ("TCA")	April 2005 / June 2018	• Recovers FERC-approved transmission costs related to retail customers • Resets annually as result of FERC Formula Rate process (see below)
FERC Formula Rates	2008 / June 2018	• Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data
Lost Fixed Cost Recovery ("LFCR")	July 2012 / August 2017	• Mitigates loss of portion of fixed costs related to ACC-approved energy efficiency and distributed renewable generation programs

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PINNACLE WEST CAPITAL CORPORATION

REGULATORY We have achieved constructive transmission rate treatment with MECHANISMS (TCA) annual adjustments • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and projected closings – Update filed each May – Annual rate true-up compares projected revenue requirement to actual, with variance incorporated into next annual update – Balancing account added as part of the 2017 Rate Review Order • Non-base rate retail portion flows through ACC Transmission Cost Adjustor (TCA) As Filed 2018 2017 2016 Annual Rate Annual Rate Annual Rate Rate Effective Rate Effective Rate Effective Increase Date Increase Date Increase Date Retail Portion (TCA) ($27M) 6/1/2018 $37M 6/1/2017 $25M 6/1/2016 Wholesale Portion $4M 6/1/2018 ($2M) 6/1/2017 -- 6/1/2016 Total Increase (Decrease) ($23M) $35M $25M Equity Ratio 53% 55% 56% Rate Base (Year-End) $1.65B $1.5B $1.4B Test Year 2017 2016 2015 34 Powering Growth, Delivering Value

REGULATORY MECHANISMS (TCA)

We have achieved constructive transmission rate treatment with annual adjustments


2017
2018
JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
2017 Rates
(Including True-Up)
2018 Rates
(Including True-Up)
2017 Revenue
2018 Revenue
Quarterly True-Ups
Quarterly True-Ups
~5/1 File FERC Form 1
6/1 Rate Goes Into Effect
~5/15 File TCA/Post FERC Rate
8/19 Rate Review Rebalance
~5/1 File FERC Form 1
6/1 Rate Goes Into Effect
~5/15 File TCA/Post FERC Rate

- 2012 Rate Review Order resulted in the TCA becoming an automatic adjustor
- 2017 Rate Review Order included the addition of a balancing account
- Quarterly true-ups can occur throughout the year

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PINNACLE WEST CAPITAL CORPORATION

REGULATORY MECHANISMS (LFCR)

Lost Fixed Cost Recovery

- Lost Fixed Cost Recovery (LFCR) was implemented as part of the July 2012 settlement
  - Estimated to offset 30-40% of revenues lost due to ACC-mandated energy efficiency (EE) and distributed renewable generation (DG) initiatives
- 2017 Rate Review Order changed the annual filing date to February 15th with new rates expected to be in effect 1st billing cycle in May based on the EE and DG savings from the preceding calendar year
  - Subject to an annual 1% year-over-year cap based on applicable company revenues
- Revenue accrued each month as it is earned, creating a regulatory asset since the rates lag


2018 Revenue
2017 Revenue
2016 Revenue
2015 Revenue
2014 Revenue
2013 Revenue
2012 Revenue
Rate Recovery
2013
2014
2015
2016
2017 (1)
2018 (2)

	2014 ACC Order	2015 ACC Order	2016 ACC Order	2017 ACC Order	2018 ACC Filing(3)
Rates Effective	March 2014	March 2015	May 2016	April 2017	Pending
LFCR Rate	0.95%	1.46%	1.71%	2.30%	$0.00288/kWh
Residential rate per lost kWh	$0.031	$0.031	$0.031	$0.025	$0.025
Non-residential rate per lost kWh	$0.023	$0.023	$0.023	$0.025	$0.025
LFCR Adjustment (Annualized)	$25.4 Million	$38.5 Million	$46.4 Million	$63.7 Million	$60.8 Million
LFCR Revenue (Accrued in prior year)	$22.6 Million	$34.5 Million	$46.0 Million	$62.2 Million	$58.9 Million

(1) Reflects 2012-2015 prorated revenues transferred to base rates in 2017 rate review.
(2) Reflects 2012-2015 full year revenues transferred to base rates in 2017 rate review.
(3) Filed February 2018

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PINNACLE WEST CAPITAL CORPORATION

CARBON AVOIDANCE APS has reduced carbon dioxide AND EMISSION emissions by 35% since 2005 REDUCTIONS Carbon Avoidance Metric Cumulative Carbon Avoidance • Metric used to measure our overall 15 carbon reduction, not just generation 13.6 but Company wide ) Carbon Avoidance Opportunities 10 • Retiring coal plants 8.5 • Renewable energy generation • Purchase power agreements 5 • Energy efficiency programs for customers CO2 Emissions 3.8 • Energy efficient buildings (MillionTons Metric • Fleet electrification 0 Since 2015 APS has avoided 13.6 million 2014 2015 2016 2017 2018 metric tons of carbon dioxide emissions Emission Reductions that would have been emitted – equivalent 40,000 of removing almost 3 million automobiles from the road 2005 30,000 2017 Clean Energy • Since 2005 we have reduced o CO2 emissions by 35% 20,000 Tons CO2 o SO2 emissions by 78% tons) (‘000 o NOx emissions by 56% • As a result of the recent emission controls 10,000 added to our Four Corners Plant, by 2019 we expect NOx emission to be reduced by 0 80% compared to 2005 CO2 NOx SO2 37 Powering Growth, Delivering Value

APS, and Palo Verde in particular, has provided national and WATER STRATEGY international leadership on the use of reclaimed water for power generation Vision: APS continues to strive for sustainable and cost-effective water supplies for energy production for APS customers Mission: To execute a strategic water resource management program that provides APS timely and reliable information to manage our water resources portfolio efficiently and effectively, and helps ensure long-term water supplies and water contingency plans for each of our facilities, even in times of extended drought • Each APS power plant has a unique water strategy, developed to promote efficient and sustainable use of water. Since 2014, we have reduced groundwater use by 14% Water Usage and Intensity: Our goal is to reduce water APS 2017 Fleet intensity company-wide by 30% by 2032 compared to a 2014 Water Use By Source Type baseline Palo Verde Generating Station: The only nuclear power plant 13% in the world that is not located next to a large body of water. Reclaimed Water Instead, it uses treated effluent, or wastewater, from several area Groundwater 15% municipalities, recycling approximately 20 billion gallons of Surface Water 72% wastewater each year Ocotillo Modernization Project: State-of-the-art hybrid cooling technology for new units being constructed will decrease water use from 900 gallons per MWh to 140 per gallon per MWh, a reduction of more than 80% 38 Powering Growth, Delivering Value

APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers



NAVAJO
FOUR CORNERS
Flagstaff
CHOLLA
CORONADO
MORGAN
SUN VALLEY
2018
DELANEY
WEST WING
MAZATZAL
2018
PINNACLE PEAK
Phoenix
OCOTILLO
2018
RUDD
KYRENE
PALO VERDE
HASSAYAMPA
REDHAWK
JOJOBA
SUNDANCE
TBD
DESERT BASIN
PINAL CENTRAL
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2018 (115 kV and above)
  - 52 miles of new lines
  - 13 bulk transformer additions

- Also includes:
  - Sun Valley-Morgan 500kV (2018)
  - North Gila-Orchard 230kV (2021)
  - Cholla Synchronous Condenser (2019)

- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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PINNACLE WEST
CAPITAL CORPORATION

GENERATION PORTFOLIO*

	Plant	Location	No. of Units	Dispatch	COD	Ownership Interest[1]	Net Capacity (MW)
NUCLEAR 1,146 MW	Palo Verde	Wintersburg, AZ	3	Base	1986-1989	29.1%	1,146
COAL 1,672 MW	Cholla	Joseph City, AZ	2	Base	1962-1980	100	387
	Four Corners	Farmington, NM	2	Base	1969-1970	63	970
	Navajo	Page, AZ	3	Base	1974-1976	14	315
GAS - COMBINED CYCLE 1,871 MW	Redhawk	Arlington, AZ	2	Intermediate	2002	100	984
	West Phoenix	Phoenix, AZ	5	Intermediate	1976-2003	100	887
GAS - STEAM TURBINE 220 MW	Ocotillo	Tempe, AZ	2	Peaking	1960	100	220
GAS / OIL COMBUSTION TURBINE 1,088 MW	Sundance	Casa Grande, AZ	10	Peaking	2002	100	420
	Yucca	Yuma, AZ	6	Peaking	1971-2008	100	243
	Saguaro	Red Rock, AZ	3	Peaking	1972-2002	100	189
	West Phoenix	Phoenix, AZ	2	Peaking	1972-1973	100	110
	Ocotillo	Tempe, AZ	2	Peaking	1972-1973	100	110
	Fairview	Douglas, AZ	1	Peaking	1972	100	16
SOLAR 239 MW	Hyder & Hyder II	Hyder, AZ	-	As Available	2011-2013	100	30
	Paloma	Gila Bend, AZ	-	As Available	2011	100	17
	Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
	Chino Valley	Chino Valley, AZ	-	As Available	2012	100	19
	Foothills	Yuma, AZ	-	As Available	2013	100	35
	Distributed Energy	Multiple AZ Facilities	-	As Available	Various	100	25
	Gila Bend	Gila Bend, AZ	-	As Available	2015	100	32
	Luke Air Force Base	Glendale, AZ	-	As Available	2015	100	10
	Desert Star	Buckeye, AZ	-	As Available	2015	100	10
	Red Rock	Red Rock, AZ	-	As Available	2016	100	40
	Various	Multiple AZ Facilities	-	As Available	1996-2006	100	4
	Total Generation Capacity						6,236 MW

* As disclosed in 2017 Form 10-K. [1] Includes leased generation plants

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PINNACLE WEST CAPITAL CORPORATION

PURCHASED POWER CONTRACTS*

	Contract	Location	Owner/Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,695 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
	CC Tolling	Arlington, AZ	Arlington Valley	IO	Dec-2016	2020	6	565
	CC Tolling	Not Disclosed	Not Disclosed	IO	Dec - 2017	2020	7	570
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
SOLAR PLUS BATTERY STORAGE 65 MW	Solar Plus Battery Storage	Arlington, AZ	First Solar	UD	Feb – 2018	2021	15	65
	Total Contracted Capacity							2,954 MW

* As disclosed in 2017 Form 10-K.

[1] UD = Under Development; UC = Under Construction; IO = In Operation

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PINNACLE WEST CAPITAL CORPORATION

NON-GAAP MEASURE RECONCILIATION 2018 GUIDANCE 2018 Guidance $ millions pretax Operating revenues1 $ 3,665 - 3,725$ Fuel and purchased power expenses1 (1,090) - (1,100) Gross margin 2,575 - 2,625 Adjustments: Renewable energy and demand side management programs (105) - (105) Adjusted gross margin$ 2,470 - 2,520$ Operations and maintenance1 $ 1,010 - 1,030$ Adjustments: Renewable energy and demand side management programs (105) - (105) Adjusted operations and maintenance $ 905 -$ 925 1 Line items from Consolidated Statements of Income. 42 Powering Growth, Delivering Value

NON-GAAP MEASURE RECONCILIATION 2019 GUIDANCE 2019 Guidance $ millions pretax Operating revenues1 $ 3,625 -$ 3,695 Fuel and purchased power expenses1 (1,045) - (1,055) Gross margin 2,580 - 2,640 Adjustments: Renewable energy and demand side management programs (80) - (80) Adjusted gross margin $ 2,500 -$ 2,560 Operations and maintenance1 $ 945 - 965$ Adjustments: Renewable energy and demand side management programs (80) - (80) Adjusted operations and maintenance $ 865 - 885$ 1 Line items from Consolidated Statements of Income. 43 Powering Growth, Delivering Value

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com 44 Powering Growth, Delivering Value